SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2010

CLIFTON SAVINGS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

United States	0-50358	34-1983738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1433 Van Houten Avenue, Clifton, New Jersey 07015
(Address of principal executive offices) (Zip Code)

(973) 473-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On November 8, 2010, the Boards of Directors of Clifton Savings Bancorp, Inc. (the “Company”), Clifton MHC and Clifton Savings Bank adopted a Plan of Conversion and Reorganization pursuant to which Clifton Savings Bank will reorganize from the two-tier mutual holding company structure to the stock holding company structure.  Pursuant to the terms of the Plan of Conversion and Reorganization, Clifton MHC will merge with and into the Company, with the Company as the surviving entity.  Additionally, the Company will merge with and into new Clifton Savings Bancorp, Inc., a new corporation that will serve as the holding company for Clifton Savings Bank, with new Clifton Savings Bancorp as the surviving entity.  Shares of the Company’s common stock held by shareholders other than Clifton MHC will be converted into shares of the new corporation pursuant to an exchange ratio designed to preserve their aggregate percentage ownership interest.

The new holding company will offer shares of its common stock for sale to Clifton Savings Bank’s eligible account holders and certain borrowers and to members of the general public in a subscription and community offering in the manner, and subject to the priorities, set forth in the Plan of Conversion and Reorganization.  The highest priority will be depositors with qualifying deposits as of September 30, 2009.

The conversion and reorganization will be subject to approval of depositors and certain borrowers of Clifton Savings Bank, the Company’s shareholders (including the approval of a majority of the shares held by persons other than Clifton MHC) and the Office of Thrift Supervision.

The foregoing summary of the Plan of Conversion and Reorganization is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

A copy of the press release announcing the adoption of the Plan of Conversion and Reorganization is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	2.1	Plan of Conversion and Reorganization*

	99.1	Press Release dated November 8, 2010

_______________
*The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K.  The registrant will furnish a copy of any omitted schedule or similar attachement to the United State Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CLIFTON SAVINGS BANCORP, INC.

Date: November 10, 2010	By:	/s/ John A. Celentano, Jr.
John A. Celentano, Jr.
Chairman of the Board and Chief Executive Officer